Exhibit 99.5

RULE 438 CONSENT

James T. Walesa

In accordance with Rule 438 under the Securities Act of 1933, as amended, the undersigned hereby consents to being named as a prospective director of Superconductor Technologies Inc. in the Registration Statement on Form S-4 (Registration No. 333-256138) filed by Superconductor Technologies Inc. with the Securities and Exchange Commission.

/s/ James T. Walesa
Date: June 14, 2021

RULE 438 CONSENT

BJ Parrish

In accordance with Rule 438 under the Securities Act of 1933, as amended, the undersigned hereby consents to being named as a prospective director of Superconductor Technologies Inc. in the Registration Statement on Form S-4 (Registration No. 333-256138) filed by Superconductor Technologies Inc. with the Securities and Exchange Commission.

/s/ BJ Parrish
Date: June 14, 2021

RULE 438 CONSENT

Alan Channing

In accordance with Rule 438 under the Securities Act of 1933, as amended, the undersigned hereby consents to being named as a prospective director of Superconductor Technologies Inc. in the Registration Statement on Form S-4 (Registration No. 333-256138) filed by Superconductor Technologies Inc. with the Securities and Exchange Commission.

/s/ Alan Channing
Date: June 14, 2021

RULE 438 CONSENT

Elizabeth M. Caveness

In accordance with Rule 438 under the Securities Act of 1933, as amended, the undersigned hereby consents to being named as a prospective director of Superconductor Technologies Inc. in the Registration Statement on Form S-4 (Registration No. 333-256138) filed by Superconductor Technologies Inc. with the Securities and Exchange Commission.

/s/ Elizabeth M. Caveness
Date: June 14, 2021

RULE 438 CONSENT

Jeffrey W. Coleman

In accordance with Rule 438 under the Securities Act of 1933, as amended, the undersigned hereby consents to being named as a prospective director of Superconductor Technologies Inc. in the Registration Statement on Form S-4 (Registration No. 333-256138) filed by Superconductor Technologies Inc. with the Securities and Exchange Commission.

/s/ Jeffrey W. Coleman
Date: June 14, 2021

RULE 438 CONSENT

Robert J. Watson, Jr.

In accordance with Rule 438 under the Securities Act of 1933, as amended, the undersigned hereby consents to being named as a prospective director of Superconductor Technologies Inc. in the Registration Statement on Form S-4 (Registration No. 333-256138) filed by Superconductor Technologies Inc. with the Securities and Exchange Commission.

/s/ Robert J. Watson, Jr.
Date: June 14, 2021